Exhibit 99.1

Advance Auto Parts Announces Closing of Sale of Worldpac to Carlyle

•Transaction strengthens balance sheet and liquidity with $1.5 billion of cash proceeds.
•Advance to provide an update on strategic priorities and financial objectives on November 14, 2024, in conjunction with third quarter 2024 results.

RALEIGH, N.C., November 4, 2024 – Advance Auto Parts, Inc. (NYSE: AAP), a leading automotive aftermarket parts provider in North America that serves both professional installers and do-it-yourself customers, today announced the close of the sale of Worldpac, Inc. to global investment firm Carlyle (NASDAQ: CG). The sale agreement was announced on Aug. 22, 2024 with a transaction value of $1.5 billion. The company estimates net proceeds of approximately $1.2 billion after taxes and transaction costs.

“The completion of the Worldpac transaction is a pivotal moment in the simplification of our business model,” said Shane O’Kelly, president and chief executive officer. “The sale enables us to focus on actions to strengthen our blended-box business, which will elevate the performance of our core operations, and support our goal of delivering consistent profitable operating results. We look forward to providing an update at our next earnings call on November 14.”

Advance Blended-Box Strategic Priorities and Financial Objectives
On Thursday, November 14, 2024, in conjunction with reporting third quarter 2024 results, the company expects to report adjusted financials for the Advance RemainCo continuing operations. In addition, the company plans to provide an update on strategic priorities to elevate the performance of the Advance blended box. The company expects that the disclosure of adjusted financials along with a strategic road map for expanding adjusted operating margin will provide a better understanding of the company’s future potential.

The company has scheduled a conference call and webcast to begin at 8 a.m. ET on November 14, 2024. The live webcast and related presentation materials will be available on the company’s Investor Relations website (ir.AdvanceAutoParts.com). To join by phone, please pre-register online for dial-in and passcode information. Upon registering, participants will receive confirmation with call details and a registrant ID. A replay of the conference call and webcast will be available on the company’s Investor Relations website for one year.

About Advance Auto Parts
Advance Auto Parts, Inc. is a leading automotive aftermarket parts provider that serves both professional installers and do-it-yourself customers. As of July 13, 2024, Advance operated 4,776 stores and 320 Worldpac branches primarily within the United States, with additional locations in Canada, Puerto Rico and the U.S. Virgin Islands. The company also served 1,138 independently owned Carquest branded stores across these locations in addition to Mexico and various Caribbean islands. Additional information about Advance, including employment opportunities, customer services, and online shopping for parts, accessories and other offerings can be found at www.AdvanceAutoParts.com.

Forward-Looking Statements
Certain statements herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are usually identifiable by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast, “guidance,” “intend,” “likely,” “may,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “should,” “strategy,” “will,” or similar language. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements about the sale of Worldpac, including statements regarding the benefits of the sale, the expected use of proceeds and expectations for economic conditions, future business and financial performance of the company’s core blended box business, as well as statements regarding underlying assumptions related thereto. Forward-looking statements reflect the company’s views based on historical results, current information and assumptions related to future developments. Except as may be required by law, the company undertakes no obligation to update any forward-looking statements made herein. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements. They include, among others, the company’s ability to hire, train and retain qualified employees, the timing and implementation of strategic and other initiatives, deterioration of general macroeconomic conditions, geopolitical conflicts, the highly competitive nature of the industry, demand for the company’s products and services, the company’s use of proceeds and ability to maintain credit ratings, access to financing on favorable terms, complexities in the company’s inventory and supply chain and challenges with transforming and growing its business. Please refer to “Item 1A. Risk Factors” of the company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated by the company's subsequent filings with the SEC, for a description of these and other risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements.

Investor Relations Contact: Media Contact:
Lavesh Hemnani Darryl Carr
T: (919) 227-5466 T: (984) 389-7207
E: invrelations@advance-auto.com E: AAPCommunications@advance-auto.com